Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Publix Super Markets, Inc. (the "Company") on Form 10-Q for the period ending June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles
H. Jenkins, Jr., Chief Executive Officer of the Company, certify, to the best of my knowledge, that on the date hereof:


      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Charles H. Jenkins, Jr.
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Charles H. Jenkins, Jr.
Chief Executive Officer
August 13, 2002